EXHIBIT 10.1

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

Page 1 of 1 with Attachment
1. AMENDMENT NUMBER: 02	2. CONTRACT NO.: YH04-0001-06	3. EFFECTIVE DATE OF MODIFICATION: October 1, 2003	4. PROGRAM: DHCM-Acute
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: Phoenix Health Plan/Community Connection 1209 South 7th Avenue Phoenix, Arizona 85007
6. PURPOSE: To revise capitation rates contained in Section B.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

    A.   The rates contained in the existing Section B are deleted and replaced with the attached revised capitation rates.

    NOTE:  Please sign, date and return one original to:          Michael Veit, Contracts & Purchasing Administrator
                                                                                               AHCCCS Contracts and Purchasing
                                                                                               701 E Jefferson Street, MD5700
                                                                                               Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. NAME OF CONTRACTOR: Phoenix Health Plan/Community Connection		10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/ Nancy Novick NANCY NOVICK CHIEF EXECUTIVE OFFICER		SIGNATURE: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 9/8/03		DATE: SEPTEMBER 5, 2003

As of:	10/1/2003
Plan:	PHOENIX HEALTH PLAN
Acute GSA:	8
County:	GILA/PINAL
		ACUTE PPC	ACUTE ONGOING
TACI	TANF AND CHILDREN M & F < 1 YEAR	737.97	390.08
TACS	TANF, CHILDREN AND SOBRA PREG FEMALE	39.66	94.45
FMAL	TANF, CHILDREN, SOBRA FEMALES 14-44	151.00	165.93
MALE	TANF, CHILDREN MALES 14-44	122.40	117.37
ADLT	TANF M & F AND SOBRA FEMALES 45+	281.97	325.18
SSIW	SSI AGED, DISABLED, BLIND MEDICARE	38.50	240.16
SSIN	SSI AGED, DISABLED, BLIND NON-MEDICARE	86.12	519.86
SFPS	SOBRA FAMILY PLANNING SERVICES		14.67
SB10	TANF SUPPLEMENTAL BIRTH PAYMENT		5,687.46
SB11	SB PAYMENT FOR TANF EXPANDED		5,687.46
SB20	SSI W/O SUPPLEMENTAL BIRTH PAYMENT		5,687.46
SB21	SSI W/ SUPPLEMENTAL BIRTH PAYMENT		5,687.46
SB22	SB PAYMENT FOR SSI EXPANDED WITH MEDICARE		5,687.46
SB23	SB PAYMENT FOR SSI EXPANDED NO MEDICARE		5,687.46
SB33	SB PAYMENT FOR AHCCCS CARE		5,687.46
SB34	SB PAYMENT FOR MED ELIGIBLES		5,687.46
SB36	SB PAYMENT FOR AHC CARE/MI		5,687.46
SB50	SOBRA SUPPLEMENTAL BIRTH PAYMENT		5,687.46
SB60	KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA	AHC CARE	554.83	386.59
MEDE	MED ELIGIBILITY	1,584.83	730.00
HS00	HOSPITALIZED KICK FOR AHCCCS CARE		0.00
HS01	HOSPITALIZED KICK FOR AHC CARE/MI		0.00
HS02	HOSPITALIZED KICK FOR MED ELIGIBLES		9,355.58
HFML	HIFA FEMALE 14-44		182.31
HMAL	HIFA MALE 14-44		128.95
HADT	HIFA ADULT 45+, M & F		357.42
KIDI	KIDS < 1 M & F
KIDC	KIDS 1-13 M & F
KIDF	KIDS 14-19 FEMALE
KIDM	KIDS 14-19 MALE

As of:	10/1/2003
Plan:	PHOENIX HEALTH PLAN
Acute GSA:	12
County:	MARICOPA

		ACUTE PPC	ACUTE ONGOING
TACI	TANF AND CHILDREN M & F < 1 YEAR	1,196.40	379.89
TACS	TANF, CHILDREN AND SOBRA PREG FEMALE	39.66	93.71
FMAL	TANF, CHILDREN, SOBRA FEMALES 14-44	157.05	161.19
MALE	TANF, CHILDREN MALES 14-44	127.30	117.48
ADLT	TANF M & F AND SOBRA FEMALES 45+	293.24	336.37
SSIW	SSI AGED, DISABLED, BLIND MEDICARE	30.21	232.52
SSIN	SSI AGED, DISABLED, BLIND NON-MEDICARE	81.25	509.47
SFPS	SOBRA FAMILY PLANNING SERVICES		15.77
SB10	TANF SUPPLEMENTAL BIRTH PAYMENT		5,669.20
SB11	SB PAYMENT FOR TANF EXPANDED		5,669.20
SB20	SSI W/O SUPPLEMENTAL BIRTH PAYMENT		5,669.20
SB21	SSI W/ SUPPLEMENTAL BIRTH PAYMENT		5,669.20
SB22	SB PAYMENT FOR SSI EXPANDED WITH MEDICARE		5,669.20
SB23	SB PAYMENT FOR SSI EXPANDED NO MEDICARE		5,669.20
SB33	SB PAYMENT FOR AHCCCS CARE		5,669.20
SB34	SB PAYMENT FOR MED ELIGIBLES		5,669.20
SB36	SB PAYMENT FOR AHC CARE/MI		5,669.20
SB50	SOBRA SUPPLEMENTAL BIRTH PAYMENT		5,669.20
SB60	KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA	AHC CARE	538.76	404.81
MEDE	MED ELIGIBILITY	1,572.86	734.18
HS00	HOSPITALIZED KICK FOR AHCCCS CARE		0.00
HS01	HOSPITALIZED KICK FOR AHC CARE/MI		0.00
HS02	HOSPITALIZED KICK FOR MED ELIGIBLES		9,244.71
HFML	HIFA FEMALE 14-44		177.10
HMAL	HIFA MALE 14-44		129.08
HADT	HIFA ADULT 45+, M & F		369.74
KIDI	KIDS < 1 M & F
KIDC	KIDS 1-13 M & F
KIDF	KIDS 14-19 FEMALE
KIDM	KIDS 14-19 MALE

Final Awarded Rate – CYE04 Phoenix Health Plan: GSA 8 (Effective 10/01/03)
PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$362.11	$89.55	$156.04	$107.93	$307.78	$230.10	$463.50	$14.38	$5,617.75	$740.35	$531.41	$387.36	$1,521.38	$738.34	$9,108.27
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	0.00%	-0.73%	0.00%	2.77%	2.77%	2.65%	2.65%	1.39%
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-4.41%	0.00%	-5.09%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	-1.74%	0.09%	-0.13%	1.70%	-0.02%	0.18%	3.76%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	-0.02%	-0.09%	0.00%	-0.06%	-0.06%	-0.06%	-0.06%	-0.23%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	0.00%	0.04%	0.00%	-0.38%	-0.38%	-0.49%	-0.49%	-0.49%
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	1.45%	4.89%	4.97%	7.27%	4.75%	4.16%	8.53%	2.02%	1.24%	2.04%	4.41%	-0.20%	4.17%	-1.13%	2.72%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$367.36	$93.93	$163.79	$115.78	$322.39	$239.67	$503.05	$14.67	$5,687.46	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58
Impact of Electing the $50k Reinsurance Deductible [3]	6.18%	0.55%	1.31%	1.37%	0.87%	0.20%	3.34%	0.00%	-0.31%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$390.08	$94.45	$165.93	$117.37	$325.18	$240.16	$519.86	$14.67	$5,669.94	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58

PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	$714.74	$37.84	$143.67	$116.05	$269.14	$37.03	$82.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Adjustment Impacting Base PMPM [2]	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Impact of Electing the $50k Reinsurance Deductible	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.
2. The adjustment is multiplicative, not additive.

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$362.11	$89.55	$156.04	$107.93	$307.78	$230.10	$463.50	$14.38	$5,617.75	$740.35	$531.41	$387.36	$1,521.38	$738.34	$9,108.27
Outpatient & Emergency Room Adjustment	$5.29	$2.49	$5.03	$4.00	$9.68	$4.61	$13.60	$0.00	($40.74)	$0.00	$14.71	$10.72	$40.31	$19.56	$126.36
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	($17.56)	$0.00	($38.56)	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	($6.40)	$0.08	($0.21)	$1.91	($0.06)	$0.42	$17.96	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.37)	($0.02)	($0.07)	($0.04)	($0.15)	($0.04)	($0.19)	($0.00)	($5.29)	$0.00	($0.31)	($0.21)	($0.91)	($0.42)	($21.01)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($0.61)	($0.06)	($0.26)	($0.34)	($1.31)	($0.21)	($1.81)	$0.00	$1.99	$0.00	($2.07)	($1.45)	($7.65)	($3.52)	($45.15)
Premium Tax Implementation Adjustment	$7.35	$1.88	$3.28	$2.28	$6.45	$4.78	$9.70	$0.29	$113.75	$15.11	$11.10	$7.73	$31.70	$14.60	$187.11
Total Adjustment Impacting Base PMPM	$5.25	$4.38	$7.75	$7.85	$14.61	$9.57	$39.55	$0.29	$69.71	$15.11	$23.42	($0.77)	$63.45	($8.34)	$247.32
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$367.36	$93.93	$163.79	$115.78	$322.39	$239.67	$503.05	$14.67	$5,687.46	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58
Impact of Electing the $50k Reinsurance Deductible	$22.72	$0.52	$2.14	$1.59	$2.79	$0.49	$16.81	$0.00	($17.52)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$390.08	$94.45	$165.93	$117.37	$325.18	$240.16	$519.86	$14.67	$5,669.94	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	$714.74	$37.84	$143.67	$116.05	$269.14	$37.03	$82.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Outpatient & Emergency Room Adjustment	$10.44	$1.05	$4.63	$4.30	$8.46	$0.74	$2.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.75)	($0.01)	($0.07)	($0.04)	($0.13)	($0.01)	($0.03)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($1.23)	($0.02)	($0.24)	($0.36)	($1.15)	($0.03)	($0.32)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Premium Tax Implementation Adjustment	$14.76	$0.79	$3.02	$2.45	$5.64	$0.77	$1.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Adjustment Impacting Base PMPM	$23.23	$1.82	$7.33	$6.35	$12.83	$1.47	$3.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Impact of Electing the $50k Reinsurance Deductible	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1. The KidsCare age cohort includes individuals 14 - 18 years of age, while the TANF rate cell includes 14 - 44.

Final Awarded Rate – CYE04 Phoenix Health Plan: GSA 12 (Effective 10/01/03)
PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$352.43	$88.86	$151.56	$108.07	$318.52	$222.78	$454.21	$15.46	$5,599.72	$740.35	$516.02	$405.62	$1,509.89	$742.57	$9,000.32
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	0.00%	-0.73%	0.00%	2.77%	2.77%	2.65%	2.65%	1.39%
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-4.41%	0.00%	-5.09%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	-1.74%	0.09%	-0.13%	1.70%	-0.02%	0.18%	3.76%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	-0.02%	-0.09%	0.00%	-0.06%	-0.06%	-0.06%	-0.06%	-0.23%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	0.00%	0.04%	0.00%	-0.38%	-0.38%	-0.49%	-0.49%	-0.49%
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	1.45%	4.89%	4.97%	7.27%	4.75%	4.16%	8.53%	2.02%	1.24%	2.04%	4.41%	-0.20%	4.17%	-1.13%	2.72%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$357.54	$93.21	$159.09	$115.93	$333.64	$232.05	$492.97	$15.77	$5,669.20	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71
Impact of Electing the $50k Reinsurance Deductible [3]	6.25%	0.54%	1.32%	1.34%	0.82%	0.20%	3.35%	0.00%	-0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$379.89	$93.71	$161.19	$117.48	$336.37	$232.52	$509.47	$15.77	$5,652.00	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71

PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,158.74	$37.84	$149.42	$120.69	$279.90	$29.06	$77.68
Outpatient & Emergency Room Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%
Cost Sharing Proposal Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%
Premium Tax Implementation Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
Impact of Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.
2. The adjustment is multiplicative, not additive.

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$352.43	$88.86	$151.56	$108.07	$318.52	$222.78	$454.21	$15.46	$5,599.72	$740.35	$516.02	$405.62	$1,509.89	$742.57	$9,000.32
Outpatient & Emergency Room Adjustment	$5.15	$2.48	$4.88	$4.01	$10.01	$4.47	$13.33	$0.00	($40.61)	$0.00	$14.28	$11.23	$40.00	$19.67	$124.86
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	($18.39)	$0.00	($38.78)	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	($6.23)	$0.08	($0.21)	$1.91	($0.06)	$0.41	$17.60	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.36)	($0.02)	($0.07)	($0.04)	($0.15)	($0.04)	($0.18)	($0.00)	($5.27)	$0.00	($0.30)	($0.22)	($0.90)	($0.42)	($20.76)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($0.59)	($0.06)	($0.26)	($0.34)	($1.36)	($0.21)	($1.77)	$0.00	$1.98	$0.00	($2.01)	($1.51)	($7.59)	($3.54)	($44.61)
Premium Tax Implementation Adjustment	$7.15	$1.86	$3.19	$2.28	$6.67	$4.63	$9.50	$0.32	$113.38	$15.11	$10.78	$8.10	$31.46	$14.68	$184.89
Total Adjustment Impacting Base PMPM	$5.11	$4.35	$7.53	$7.86	$15.12	$9.27	$38.76	$0.31	$69.48	$15.11	$22.74	($0.81)	$62.97	($8.38)	$244.39
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$357.54	$93.21	$159.09	$115.93	$333.64	$232.05	$492.97	$15.77	$5,669.20	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71
Impact of Electing the $50k Reinsurance Deductible [2]	$22.34	$0.51	$2.10	$1.55	$2.74	$0.48	$16.50	$0.00	($17.21)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$379.89	$93.71	$161.19	$117.48	$336.37	$232.52	$509.47	$15.77	$5,652.00	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1 13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1 13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,158.74	$37.84	$149.42	$120.69	$279.90	$29.06	$77.68
Outpatient & Emergency Room Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$16.93	$1.05	$4.81	$4.48	$8.80	$0.58	$2.28
Cost Sharing Proposal Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	($1.21)	($0.01)	($0.07)	($0.04)	($0.13)	($0.01)	($0.03)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	($1.99)	($0.02)	($0.25)	($0.37)	($1.19)	($0.03)	($0.30)
Premium Tax Implementation Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$23.93	$0.79	$3.14	$2.55	$5.86	$0.60	$1.63
Total Adjustment Impacting Base PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$37.66	$1.82	$7.63	$6.61	$13.34	$1.15	$3.57
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
Impact of Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

Phoenix Health Plan

HIFA Parent Rates

GSA		14-44F	14-44M	45+
2	Yuma, La Paz
4	Mohave, Coconino, Apache, Navajo
6	Yavapai
8	Pinal, Gila	$ 182.31	$ 128.95	$ 357.42
10	Pima, Santa Cruz
12	Maricopa	$ 177.10	$ 129.08	$ 369.74
14	Graham, Greenlee, Cochise

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

Page 1 of 1
1. AMENDMENT NUMBER: 03	2. CONTRACT NO.: YH04-0001-06	3. EFFECTIVE DATE OF MODIFICATION: October 1, 2003	4. PROGRAM: DHCM-Acute
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: Phoenix Plan/Community Connection 1209 S. 7th Avenue Phoenix, Arizona 85007
6. PURPOSE: To revise capitation rates contained in Section B.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

The purpose of this amendment is to adjust the Maternity Delivery Payment.  In Amendment 02, the summary rate sheet by GSA had the incorrect rate stated; and, the Final Awarded Rate sheets had a rounding error in the reinsurance offset line.  These errors have been corrected and are reflected in the attached revised capitation rates.

All other terms and conditions of the contract remains the same.

    NOTE:  Please sign, date and return one original to:          Michael Veit
                                                                                               Contracts & Purchasing Administrator
                                                                                               AHCCCS Contracts and Purchasing
                                                                                               701 E Jefferson Street, M 5700
                                                                                               Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. NAME OF CONTRACTOR: Phoenix Health Plan/Community Connection		10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/ Nancy Novick NANCY NOVICK CHIEF EXECUTIVE OFFICER		SIGNATURE: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 9/15/03		DATE: SEPTEMBER 10, 2003

As of:	10/1/2003
Plan:	PHOENIX HEALTH PLAN
Acute
GSA:	8
County:	GILA/PINAL
		ACUTE PPC	ACUTE ONGOING
TACI	TANF AND CHILDREN M & F < 1 YEAR	737.97	390.08
TACS	TANF, CHILDREN AND SOBRA PREG FEMALE	39.66	94.45
FMAL	TANF, CHILDREN, SOBRA FEMALES 14-44	151.00	165.93
MALE	TANF, CHILDREN MALES 14-44	122.40	117.37
ADLT	TANF M & F AND SOBRA FEMALES 45+	281.97	325.18
SSIW	SSI AGED, DISABLED, BLIND MEDICARE	38.50	240.16
SSIN	SSI AGED, DISABLED, BLIND NON-MEDICARE	86.12	519.86
SFPS	SOBRA FAMILY PLANNING SERVICES		14.67
SB10	TANF SUPPLEMENTAL BIRTH PAYMENT		5,670.30
SB11	SB PAYMENT FOR TANF EXPANDED		5,670.30
SB20	SSI W/O SUPPLEMENTAL BIRTH PAYMENT		5,670.30
SB21	SSI W/ SUPPLEMENTAL BIRTH PAYMENT		5,670.30
SB22	SB PAYMENT FOR SSI EXPANDED WITH MEDICARE		5,670.30
SB23	SB PAYMENT FOR SSI EXPANDED NO MEDICARE		5,670.30
SB33	SB PAYMENT FOR AHCCCS CARE		5,670.30
SB34	SB PAYMENT FOR MED ELIGIBLES		5,670.30
SB36	SB PAYMENT FOR AHC CARE/MI		5,670.30
SB50	SOBRA SUPPLEMENTAL BIRTH PAYMENT		5,670.30
SB60	KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA	AHC CARE	554.83	386.59
MEDE	MED ELIGIBILITY	1,584.83	730.00
HS00	HOSPITALIZED KICK FOR AHCCCS CARE		0.00
HS01	HOSPITALIZED KICK FOR AHC CARE/MI		0.00
HS02	HOSPITALIZED KICK FOR MED ELIGIBLES		9,355.58
HFML	HIFA FEMALE 14-44		182.31
HMAL	HIFA MALE 14-44		128.95
HADT	HIFA ADULT 45+, M & F		357.42
KIDI	KIDS < 1 M & F
KIDC	KIDS 1-13 M & F
KIDF	KIDS 14-19 FEMALE
KIDM	KIDS 14-19 MALE

As of:	10/1/2003
Plan:	PHOENIX HEALTH PLAN
Acute
GSA:	12
County:	MARICOPA
		ACUTE PPC	ACUTE ONGOING
TACI	TANF AND CHILDREN M & F < 1 YEAR	1,196.40	379.89
TACS	TANF, CHILDREN AND SOBRA PREG FEMALE	39.66	93.71
FMAL	TANF, CHILDREN, SOBRA FEMALES 14-44	157.05	161.19
MALE	TANF, CHILDREN MALES 14-44	127.30	117.48
ADLT	TANF M & F AND SOBRA FEMALES 45+	293.24	336.37
SSIW	SSI AGED, DISABLED, BLIND MEDICARE	30.21	232.52
SSIN	SSI AGED, DISABLED, BLIND NON-MEDICARE	81.25	509.47
SFPS	SOBRA FAMILY PLANNING SERVICES		15.77
SB10	TANF SUPPLEMENTAL BIRTH PAYMENT		5,652.38
SB11	SB PAYMENT FOR TANF EXPANDED		5,652.38
SB20	SSI W/O SUPPLEMENTAL BIRTH PAYMENT		5,652.38
SB21	SSI W/ SUPPLEMENTAL BIRTH PAYMENT		5,652.38
SB22	SB PAYMENT FOR SSI EXPANDED WITH MEDICARE		5,652.38
SB23	SB PAYMENT FOR SSI EXPANDED NO MEDICARE		5,652.38
SB33	SB PAYMENT FOR AHCCCS CARE		5,652.38
SB34	SB PAYMENT FOR MED ELIGIBLES		5,652.38
SB36	SB PAYMENT FOR AHC CARE/MI		5,652.38
SB50	SOBRA SUPPLEMENTAL BIRTH PAYMENT		5,652.38
SB60	KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA	AHC CARE	538.76	404.81
MEDE	MED ELIGIBILITY	1,572.86	734.18
HS00	HOSPITALIZED KICK FOR AHCCCS CARE		0.00
HS01	HOSPITALIZED KICK FOR AHC CARE/MI		0.00
HS02	HOSPITALIZED KICK FOR MED ELIGIBLES		9,244.71
HFML	HIFA FEMALE 14-44		177.10
HMAL	HIFA MALE 14-44		129.08
HADT	HIFA ADULT 45+, M & F		369.74
KIDI	KIDS < 1 M & F
KIDC	KIDS 1-13 M & F
KIDF	KIDS 14-19 FEMALE
KIDM	KIDS 14-19 MALE

Final Awarded Rate – CYE04 Phoenix Health Plan: GSA 8 (Effective 10/01/03)
PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$362.11	$89.55	$156.04	$107.93	$307.78	$230.10	$463.50	$14.38	$5,617.75	$740.35	$531.41	$387.36	$1,521.38	$738.34	$9,108.27
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	0.00%	-0.73%	0.00%	2.77%	2.77%	2.65%	2.65%	1.39%
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-4.41%	0.00%	-5.09%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	-1.74%	0.09%	-0.13%	1.70%	-0.02%	0.18%	3.76%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	-0.02%	-0.09%	0.00%	-0.06%	-0.06%	-0.06%	-0.06%	-0.23%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	0.00%	0.04%	0.00%	-0.38%	-0.38%	-0.49%	-0.49%	-0.49%
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	1.45%	4.89%	4.97%	7.27%	4.75%	4.16%	8.53%	2.02%	1.24%	2.04%	4.41%	-0.20%	4.17%	-1.13%	2.72%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$367.36	$93.93	$163.79	$115.78	$322.39	$239.67	$503.05	$14.67	$5,687.46	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58
Impact of Electing the $50k Reinsurance Deductible [3]	6.18%	0.55%	1.31%	1.37%	0.87%	0.20%	3.34%	0.00%	-0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$390.08	$94.45	$165.93	$117.37	$325.18	$240.16	$519.86	$14.67	$5,670.30	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58

PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	$714.74	$37.84	$143.67	$116.05	$269.14	$37.03	$82.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Adjustment Impacting Base PMPM [2]	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Impact of Electing the $50k Reinsurance Deductible	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.
2. The adjustment is multiplicative, not additive.

3.  The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$362.11	$89.55	$156.04	$107.93	$307.78	$230.10	$463.50	$14.38	$5,617.75	$740.35	$531.41	$387.36	$1,521.38	$738.34	$9,108.27
Outpatient & Emergency Room Adjustment	$5.29	$2.49	$5.03	$4.00	$9.68	$4.61	$13.60	$0.00	($40.74)	$0.00	$14.71	$10.72	$40.31	$19.56	$126.36
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	($17.56)	$0.00	($38.56)	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	($6.40)	$0.08	($0.21)	$1.91	($0.06)	$0.42	$17.96	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.37)	($0.02)	($0.07)	($0.04)	($0.15)	($0.04)	($0.19)	($0.00)	($5.29)	$0.00	($0.31)	($0.21)	($0.91)	($0.42)	($21.01)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($0.61)	($0.06)	($0.26)	($0.34)	($1.31)	($0.21)	($1.88)	$0.00	$1.99	$0.00	($2.07)	($1.45)	($7.65)	($3.52)	($45.15)
Premium Tax Implementation Adjustment	$7.35	$1.88	$3.28	$2.32	$6.45	$4.79	$10.06	$0.29	$113.75	$15.11	$11.10	$7.73	$31.70	$14.60	$187.11
Total Adjustment Impacting Base PMPM	$5.25	$4.38	$7.75	$7.85	$14.61	$9.57	$39.55	$0.29	$69.71	$15.11	$23.42	($0.77)	$63.45	($8.34)	$247.32
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$367.36	$93.93	$163.79	$115.78	$322.39	$239.67	$503.05	$14.67	$5,687.46	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58
Impact of Electing the $50k Reinsurance Deductible [2]	$22.72	$0.52	$2.14	$1.59	$2.79	$0.49	$16.81	$0.00	($17.16)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$390.08	$94.45	$165.93	$117.37	$325.18	$240.16	$519.86	$14.67	$5,670.30	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	$714.74	$37.84	$143.67	$116.05	$269.14	$37.03	$82.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Outpatient & Emergency Room Adjustment	$10.44	$1.05	$4.63	$4.30	$8.46	$0.74	$2.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.75)	($0.01)	($0.07)	($0.04)	($0.13)	($0.01)	($0.03)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($1.23)	($0.02)	($0.24)	($0.36)	($1.15)	($0.03)	($0.32)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Premium Tax Implementation Adjustment	$14.76	$0.79	$3.02	$2.45	$5.64	$0.77	$1.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Adjustment Impacting Base PMPM	$23.23	$1.82	$7.33	$6.35	$12.83	$1.47	$3.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Impact of Electing the $50k Reinsurance Deductible	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

2. The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

Final Awarded Rate – CYE04 Phoenix Health Plan: GSA 12 (Effective 10/01/03)
PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$352.43	$88.86	$151.56	$108.07	$318.52	$222.78	$454.21	$15.46	$5,599.72	$740.35	$516.02	$405.62	$1,509.89	$742.57	$9,000.32
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	0.00%	-0.73%	0.00%	2.77%	2.77%	2.65%	2.65%	1.39%
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-4.41%	0.00%	-5.09%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	-1.74%	0.09%	-0.13%	1.70%	-0.02%	0.18%	3.76%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	-0.02%	-0.09%	0.00%	-0.06%	-0.06%	-0.06%	-0.06%	-0.23%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	0.00%	0.04%	0.00%	-0.38%	-0.38%	-0.49%	-0.49%	-0.49%
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	1.45%	4.89%	4.97%	7.27%	4.75%	4.16%	8.53%	2.02%	1.24%	2.04%	4.41%	-0.20%	4.17%	-1.13%	2.72%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$357.54	$93.21	$159.09	$115.93	$333.64	$232.05	$492.97	$15.77	$5,669.20	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71
Impact of Electing the $50k Reinsurance Deductible [3]	6.25%	0.54%	1.32%	1.34%	0.82%	0.20%	3.35%	0.00%	-0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$379.89	$93.71	$161.19	$117.48	$336.37	$232.52	$509.47	$15.77	$5,652.38	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71

PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,158.74	$37.84	$149.42	$120.69	$279.90	$29.06	$77.68
Outpatient & Emergency Room Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%
Cost Sharing Proposal Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%
Premium Tax Implementation Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
Impact of Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.
2. The adjustment is multiplicative, not additive.

3.  The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$352.43	$88.86	$151.56	$108.07	$318.52	$222.78	$454.21	$15.46	$5,599.72	$740.35	$516.02	$405.62	$1,509.89	$742.57	$9,000.32
Outpatient & Emergency Room Adjustment	$5.15	$2.48	$4.88	$4.01	$10.01	$4.47	$13.33	$0.00	($40.61)	$0.00	$14.28	$11.23	$40.00	$19.67	$124.86
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	($18.39)	$0.00	($38.78)	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	($6.23)	$0.08	($0.21)	$1.91	($0.06)	$0.41	$17.60	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.37)	($0.02)	($0.07)	($0.04)	($0.15)	($0.04)	($0.18)	($0.00)	($5.27)	$0.00	($0.30)	($0.22)	($0.90)	($0.42)	($20.76)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($0.61)	($0.06)	($0.26)	($0.34)	($1.36)	($0.21)	($1.77)	$0.00	$1.98	$0.00	($2.01)	($1.51)	($7.59)	($3.54)	($44.61)
Premium Tax Implementation Adjustment	$7.28	$1.86	$3.19	$2.28	$6.67	$4.63	$9.50	$0.32	$113.38	$15.11	$10.78	$8.10	$31.46	$14.68	$184.89
Total Adjustment Impacting Base PMPM	$5.11	$4.35	$7.53	$7.86	$15.12	$9.27	$38.76	$0.31	$69.48	$15.11	$22.74	($0.81)	$62.97	($8.38)	$244.39
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$357.54	$93.21	$159.09	$115.93	$333.64	$232.05	$492.97	$15.77	$5,669.20	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71
Impact of Electing the $50k Reinsurance Deductible [2]	$22.34	$0.51	$2.10	$1.55	$2.74	$0.48	$16.50	$0.00	($16.83)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$379.89	$93.71	$161.19	$117.48	$336.37	$232.52	$509.47	$15.77	$5,652.38	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1 13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,158.74	$37.84	$149.42	$120.69	$279.90	$29.06	$77.68
Outpatient & Emergency Room Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$16.93	$1.05	$4.81	$4.48	$8.80	$0.58	$2.28
Cost Sharing Proposal Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	($1.21)	($0.01)	($0.07)	($0.04)	($0.13)	($0.01)	($0.03)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	($1.99)	($0.02)	($0.25)	($0.37)	($1.19)	($0.03)	($0.30)
Premium Tax Implementation Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$23.93	$0.79	$3.14	$2.55	$5.86	$0.60	$1.63
Total Adjustment Impacting Base PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$37.66	$1.82	$7.63	$6.61	$13.34	$1.15	$3.57
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
Impact of Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

2.  The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

Page 1 of 1
1. AMENDMENT NUMBER: 04	2. CONTRACT NO.: YH04-0001-06	3. EFFECTIVE DATE OF MODIFICATION: October 1, 2003	4. PROGRAM: DHCM-Acute
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: Phoenix Health Plan/Community Connection 1209 South 7th Avenue Phoenix, Arizona 85007
6. PURPOSE: To change specific sections of the Contract

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

The primary purpose of this amendment is to incorporate the BBA changes as summarized in the attached Summary of Changes and pursuant to the attachments to this Amendment.

All other terms and conditions of the contract remains the same.

    NOTE:  Please sign, date and return one original to:          Michael Veit
                                                                                               Contracts & Purchasing Administrator
                                                                                               AHCCCS Contracts and Purchasing
                                                                                               701 E Jefferson Street, MD5700
                                                                                               Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. NAME OF CONTRACTOR: Phoenix Health Plan/Community Connection		10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/ Nancy Novick NANCY NOVICK CHIEF EXECUTIVE OFFICER		SIGNATURE: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 9/23/03		DATE: SEPTEMBER 15, 2003

REVISED SUMMARY OF CHANGES –RFP 10/1/03-9/30/04

This summary is provided as a convenience to highlight the changes to the Acute Care Contract that have taken place primarily based on responses received from CMS during their review of the document.  Any conflict between the summary and the text will be resolved in favor of the text.

All text revisions summarized below are considered either an actual change to contract requirements or a clarification of existing requirements.  Finally, punctuation, grammar and style changes have been made throughout the revised text which have no effect on the contract requirements and which may not be otherwise identified.

Para #:	PARAGRAPH TITLE:	SUMMARY OF CHANGE OR CLARIFICATION:	Pg.#
Sect.		See detail below

Various	Various	All references to OMM or OMC were changed to refer to the Division of Health Care Management	Various
C	Definitions	Removed “The services must be provided at the site where the member was treated for the emergency medical condition.” from the definition of Post-stabilization services.	7-
D-3	Enrollment and Disenrollment

Add the following after the 3rd sentence of the first paragraph of  Paragraph 3., “The Contractor may not request disenrollment because of an adverse change in the enrollee’s health status, or because of the enrollee’s utilization of medical services, diminished mental capacity, or uncooperative or disruptive behavior resulting from his or her special needs.  An AHCCCS member may request disenrollment from the contractor for cause at any time.  Please refer those requests due to situations defined in Section A (1) of the AHCCCS Change of Plan policy to the AHCCCS Verification Unit via mail or at (602) 417-4000 or (800) 962-6690.  For medical continuity requests, the contractor shall follow the procedures outlined in the  AHCCCS Change of Plan Policy page 5, 2.b., before notifying the AHCCCSA.”

			17
D-3	Enrollment and Disenrollment	Add …during the member’s open enrollment/annual enrollment choice period, “the Contractor does not, because of moral or religious objections, cover the service the member seeks” or when approved for …” Also added “Grievance Rights: Members may submit plan change requests to the Contractor or the AHCCCS Administration. A denial of any plan change request must include a description of the member’s right to appeal the denial.”	17
D-10	Scope of Services

After the first paragraph, insert the following:

‘Authorization of Services:  For the processing of requests for initial and continuing authorizations of services, the Contractorshall have in place, and follow, written policies and procedures; The Contractor shall have mechanisms in place to ensure consistent application of review criteria for authorization decisions.  Any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested, shall be made by a health care professional who has appropriate clinical expertise in treating the member’s condition or disease.

Notice of Adverse Action: The Contractor shall notify the requesting provider, and give the member written notice of any decision by the Contractor to deny a service authorization request, or to authorize a service in an amount, duration, or scope that is less than requested.  The notice shall meet the requirements of Sec. 438.404, except that the notice to the provider need not be in writing.”

			22
D-10	Scope of Services

Change “Except for behavioral health  and children’s preventive dental  services, covered services must be provided by, or coordinated with, a primary care provider.  Services must be rendered……” to read as follows: “Except for behavioral health  and children’s preventive dental  services, covered services must be provided by, or coordinated with, a primary care provider.  The Contractor must ensure the coordination of services it provides with services the member receives from other entities.  The Contractor must ensure that, in the process of coordinating care, each member’s privacy is protected in accordance with the privacy requirements in 45 CFR Parts 160 and 164 Subparts A and E, to the extend that they are applicable.  Services must be rendered……”

			21
		Change “The Contractor may not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of the diagnosis, type of illness, or condition.” to read as follows: “The Contractor must ensure that the services are sufficient in amount, duration, or scope to reasonably be expected to achieve the purpose for which the services are furnished. The Contractor may not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of diagnosis, type of illness, or condition of the enrollee.”	22
D-10	Scope of Services

Pregnancy Termination, replace entire paragraph with the following:

AHCCCS covers pregnancy termination if the pregnant member suffers from a physical disorder, physical injury, or physical illness, including a life endangering physical condition caused by, or arising from, the pregnancy itself, that would, as certified by a physician, place the member in danger of death unless the pregnancy is terminated; the pregnancy is a result of rape or incest.

The attending physician must acknowledge that a pregnancy termination has been determined medically necessary by submitting the Certificate of Necessity for Pregnancy Termination.  This form must be submitted to the appropriate assigned Health Plan Medical Director.  The Certificate must certify that, in the physician's professional judgment, one or more of the previously mentioned criteria have been met.

			28
D-11	Special Health Care Needs

Delete “The Contractor must implement mechanisms to identify persons with special health care needs in accordance with the guidelines provided in the AMPM.”

Also, in the sentence “The Contractor must implement mechanisms to assess each member identified as having special health care needs, in order to identify any ongoing special conditions of the member which require a course of treatment or regular care monitoring in accordance with the guidelines provided in the AMPM.” delete “in accordance with the guidelines provided in the AMPM” so the sentence will read as follows:  “The Contractor must implement mechanisms to assess each member identified as having special health care needs, in order to identify any ongoing special conditions of the member which require a course of treatment or regular care monitoring.”  Immediately following the revised sentence, insert “The assessment mechanisms must use appropriate health care professionals.  The Contractor shall share with other entities providing services to that member the results of its identification and assessment of that member’s needs.”

			29
D-12	Behavioral Health Services	Change Section D, “AHCCCS members are eligible for comprehensive behavioral health services.” to read as follows: “AHCCCS members, except for SOBRA Family Planning members, are eligible for comprehensive behavioral health services.”	29
D-16	Staff Requirements and Support Services

Added the italicized language:  “For the purposes of this contract, the Contractor shall not employ or contract with any individual that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity or from participating in non-procurement activities under regulations issued under Executive Order No. 12549 or under guidelines implementing Executive Order 12549.  The Contractor is responsible for maintaining a significant local (within the State of Arizona) presence.  This presence would include staff as described below.  After contract award, the Contractor must obtain approval from AHCCCS prior to moving functions outside the State of Arizona. Such a request for approval must include a description of the processes in place that assure rapid responsiveness to effect changes for contract compliance.

The Contractor shall be responsible for any additional costs associated with on-site audits or other oversight activities which result from required system located outside of the State of Arizona.”

			32
D-18	Member Information	Added “The Contractor will, on an annual basis, inform all members of their right to request the following information: a. An updated member handbook b. The network description as described in the AHCCCS Division of Health Care Management Member Information Policy This information may be sent in a separate written communication or included with other written information such as in a member newsletter.”	35
D-22	Advance Directives	Section D, add the word “law” to item c. (4) so it will read: (4) Changes to State law as soon as possible, but no later than 90 days after the effective date of the change.	37
D-22	Advance Directives	In item c. 3), change the word state to AHCCCSA.	37
D-23	Quality Management and Utilization Mangement	Replace entire paragraph with the following: See Attached	37
D-24	Performance Indicators	Replace the Minimum Performance Standards, Goals and Benchmarks table and language below with the following: See Attached	38
D-25	Grievance System	See revised language	41
D-27	Network Development	Add the italicized language: The plan shall identify the current status of the Contractor’s network, and project future needs based upon, at a minimum, membership growth; the number and types (in terms of training, experience and specialization) of providers that exist in the Contractor’s service area, as well as the number of physicians who have privileges with and practice in hospitals; the expected utilization of services…..	42
D-37	Subcontracts

Add the following italicized language:

The Contractor shall not include covenant-not-to-compete requirements in its provider agreements.  Specifically, the Contractor shall not contract with a provider and require that the provider not provide services for any other AHCCCS Contractor. In addition, except for cost sharing requirement, the Contractor shall not enter into subcontracts that contain compensation terms that differ depending upon a member's eligibility category.

If the Contractor delegates duties or responsibilities such as utilization management or claims processing to a subcontractor, then the Contractor shall establish a written agreement that specifies the activities and reporting responsibilities delegated to the subcontractor.  The written agreement shall also provide for revoking delegation or imposing other sanctions if the subcontractor’s performance is inadequate.  In order to determine adequate performance, the Contractor shall monitor the subcontractor’s performance on an ongoing basis and subject it to formal review according to a periodic schedule. The schedule for review shall be submitted to AHCCCSA Division of Health Care Management for prior approval.  As a result of the performance review, any deficiencies must be communicated to the subcontractor in order to establish a corrective action plan.  The results of the performance review and the correction plan shall be communicated to AHCCCS.

			49
D-38	Claims Payment System	Change the title of the Paragraph to “Claims Payment/Health Information System” and insert last paragraph as follows “The Contractor shall develop and maintain a health information system that collects, analyzes, integrates, and reports data. The system shall provide information on areas including, but not limited to, service utilization and grievance and appeals.”	50
D-40	Hospital Subcontracting and Reimbursement	Replace the first four sentences with the following: “Effective October 1, 2003, legislation authorizes the Inpatient Hospital Reimbursement Program (Program). The Program, as defined in the Arizona Revised Statutes 36-2905.01, replaces the previous Hospital Reimbursement Pilot Program, which expires September 30, 2003. The program requires hospital subcontracts to be negotiated between health plans in Maricopa and Pima counties and hospitals to establish reimbursement levels, terms and conditions.”	51
D-59	Copayments	Revised entire paragraph.	66
D-72	Sanctions	Delete “such as termination of the contract” from item f. of the listing of intermediate sanctions.	72
D-75	Pending Legislative/Other Issues	Remove Prescription Drug paragraph, Hospice paragraph.	73
D-76	Balanced Budget Act of 1997 (BBA)

Change paragraph to read as follows:

“In August of 2002, CMS issued final regulations for the implementation of the BBA.  AHCCCS is currently reviewing all areas of the regulations to ensure full compliance with the BBA; however, there are some issues that require further clarification from CMS.  Any program changes due to the resolution of the issues will be reflected in amendments to the RFP.  Final awarded capitation rates may be also be adjusted to reflect the financial impact of the program changes.

AHCCCSA is currently revising policies, as needed, to reflect the BBA  regulations.  As the policies are updated, they will be issued to all Contractors, both via the AHCCCS website and in hard copy.”

			74
E-10	Compliance with Applicable Laws, Rules and Regulations	Changed “the Rehabilitation Act of 1972” to “the Rehabilitation Act of 1973”	76
E-17	Suspension or Debarment	Added the italicized language: “The Contractor shall not employ, consult, subcontract or enter into any agreement for Title XIX services with any person or entity who is debarred, suspended or otherwise excluded from Federal procurement activity or from participating in non-procurement activities under regulations issued under Executive Order No. 12549 or under guidelines implementing Executive Order 12549.”	77
Section I	Instructions to Offerors	Remove the words “and benchmarked” from item #22.	103
Section I	Instructions to Offerors	Item 40, claims aging reports, has been eliminated – note in final document (do not remove as the numbering system would change).	105
Attachment A	Item 13, Fraud and Abuse	Delete “Incidents involving potential member eligibility fraud should be reported to AHCCCSA, Office of Managed Care, Member Fraud Unit.” and change “All other incidents of potential fraud should be reported to AHCCCSA, Office of the Director, Office of Program Integrity. (ARS 36-2918.01; AAC R9-22-511.) ” to read as follows: “All incidents of potential fraud should be reported to AHCCCSA, Office of the Director, Office of Program Integrity. (ARS 36-2918.01; AAC R9-22-511.)”	114
Attachment B	Geographic Service Area Minimum Network Requirements	Add “95% of” to the first sentence of the second paragraph after the zip code table so it will read as follows: In Tucson (GSA 10) and Metropolitan Phoenix (GSA 12), the Contractor must demonstrate its ability to provide PCP, dental and pharmacy services so that 95% of members do not have to travel more than 5 miles from their residence.	117
Attachment E		Change second paragraph, second sentence “In the event that the Web application bid submission differs from the bid submission included with Section B of the RFP, the bid submitted via the Web application will prevail.” to read as follows “In the event that the Web application bid submission differs from the bid submission included with Section B of the RFP, the bid submitted with Section B of the RFP will prevail.”	152
H (1) H(2)	Enrollee and Provider Grievance System Standards and Policy	See revised language.	159-165
L	Cost Sharing Copayments	Added attachment	175

23.                QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM)

Quality Management (QM):  The Contractor shall provide quality medical care to members, regardless of payer source or eligibility category.  The Contractor shall use and disclose medical records and any other health and enrollment information that identifies a particular member in accordance with Federal and State privacy requirements.  The Contractor shall execute processes to assess, plan, implement and evaluate quality management and performance improvement activities, as specified in the AMPM, that include at least the following:

1.                Conducting Performance Improvement Projects (PIPs);
2.             QM monitoring and evaluation activities;
3.                Investigation, analysis, tracking and trending of quality of care issues, abuse and/or complaints;
4.                AHCCCS mandated performance indicators; and
5.                Credentialing and recredentialing processes.

AHCCCS has established a uniform credentialing and recredentialing policy.  The Contractor shall demonstrate that its providers are credentialed and:

                a.  Shall follow a documented process for credentialing and recredentialing of providers who have signed contracts or participation agreements with the Contractor;
                b.  Shall not discriminate against particular providers that serve high-risk populations or specialize in conditions that require costly treatment; and
                c.  Shall not employ or contract with providers excluded from participation in Federal health care programs.

The Contractor shall submit, within timelines specified in Attachment F, a written QM plan that addresses its strategies for performance improvement and conducting the quality management activities described in this section. The Contractor shall conduct performance improvement projects as required by the AMPM.

The Contractor may combine its quality management plan with the plan that addresses utilization management as described below.

Utilization Management (UM):  The Contractor shall execute processes to assess, plan, implement and evaluate utilization management activities, as specified in the AMPM, that include at least the following:

1.                Pharmacy Management;
2.             Prior authorization;
                a.  For the processing of requests for initial and continuing authorizations of services the Contractor shall:
                                1)  Have in effect mechanisms to ensure consistent application of review criteria for authorization
                                     decisions; and
                                2)  Consult with the requesting provider when appropriate
                b.  Adoption of Practice Guidelines, that
                                1)  Are based on valid and reliable clinical evidence or a consensus of health care professionals in the particular field;
                                2)  Consider the needs of the Contractor’s members;
                                3)  Are adopted in consultation with contracting health care professionals;
                                4)  Are disseminated by Contractors to all affected providers and, upon request, to enrollees and potential enrollees; and
                                5)  Provide a basis for consistent decisions for utilization management, member education, coverage of services, and other areas to which the guidelines apply
3.                Concurrent review;
4.                Continuity and coordination of care;
5.                Monitoring and evaluation of over and/or under utilization of services;
6.                Evaluation of new medical technologies, and new uses of existing technologies;
7.                Development and/or adoption of practice guidelines; and
8.                Consistent application of review criteria.

The Contractor shall maintain a written UM plan that addresses its plan for monitoring UM activities described in this section.  The plan must be submitted for review by AHCCCS Division of Health Care Management (DHCM) within timelines specified in Attachment F.

24.                PERFORMANCE STANDARDS

All Performance Standards described below apply to all member populations.

Contractors must meet AHCCCS stated Minimum Performance Standards.  However, it is equally important that Contractors continually improve their performance indicator outcomes from year to year.  Contractors shall strive to meet the ultimate standard, or benchmark, established by AHCCCS.

Any statistically significant drop in the Contractor’s performance level for any indicator must be explained by the Contractor in its annual quality management program evaluation.  If a Contractor has a significant drop in any indicator without a justifiable explanation, it will be required to submit a corrective action plan and may be subject to sanctions.

AHCCCS has established three levels of performance:

                Minimum Performance Standard– A Minimum Performance Standard is the minimal expected level of
                performance by the Contractor.   If a Contractor does not achieve this standard, or any indicator declines to a level below the AHCCCS Minimum Performance, the Contractor will be required to submit a corrective action plan and may be subject to sanctions.

                Goal– A Goal is a reachable standard for a given performance indicator for the Contract Year.  If the
                Contractor has already met or exceeded the AHCCCS Minimum Performance Standard for any indicator, the Contractor must strive to meet the established Goal for the indicator(s).

                Benchmark – A Benchmark is the ultimate standard to be achieved.  Contractors that have already achieved or exceeded the Goal for any performance indicator must strive to meet the Benchmark for the indicator(s).  Contractors that have achieved the Benchmark are expected to maintain this level of performance for future years.

A Contractor that has not shown demonstrable and sustained improvement toward meeting AHCCCS Performance Standards shall develop a corrective action plan.  The corrective action plan must be received by AHCCCS, Division of Health Care Management within 30 days of receipt of notification from AHCCCS.  This plan must be approved by AHCCCS prior to implementation.  AHCCCS may conduct one or more follow-up onsite reviews to verify compliance with a corrective action plan.  Failure to achieve adequate improvement may result in sanction imposed by AHCCCS.

Performance Indicators:  The Contractor shall comply with AHCCCS quality management requirements to improve performance for all AHCCCS established performance indicators.  Complete descriptions of these indicators can be found in the Technical Specifications section of the most recently published Health Plan Performance Standards Results and Analysis documents for perinatal, pediatric and adult/adolescent services.  The indicators for postpartum  visits and low birth weight have been eliminated as contractual performance standards.  The Contractor shall continue to monitor rates for postpartum visits and low birth weights and implement interventions as necessary to improve or sustain these rates.  These activities will be monitored by AHCCCSA during the Operational and Financial Review.

CMS has been working in partnership with states in developing core performance measures for Medicaid and SCHIP programs.  The current AHCCCS established performance indicators may be subject to change when these core measures are finalized and implemented.

In addition, AHCCCS has established standards for the following indicators:

EPSDT  Participation:  The Contractor shall take affirmative steps to increase member participation in the EPSDT program.  The participation rate is the number of children younger than 21 years receiving at least one medical screen during the contract year, compared to the number of children expected to receive at least one medical screen.  The number of children expected to receive at least one medical screen is based on the AHCCCS EPSDT periodicity schedule  and the average period of eligibility.

Pediatric immunizations:  The Contractor shall ensure members under age 21 receive age-appropriate immunizations as specified in the AMPM.

The Contractor shall participate in immunization  audits, at intervals specified by AHCCCSA, based on random sampling to assess and verify the immunization status of two-year-old members.  AHCCCS will provide the Contractor the selected sample, specifications for conducting the audit, the AHCCCSA reporting requirements, and technical assistance.  The Contractor shall identify each child’s PCP, conduct the assessment, and report to AHCCCSA, in the required format, all immunization data for the two-year-old children sampled.  If medical records are missing for more than 5 percent of the sample group, the Contractor is subject to sanctions  by AHCCCSA.  An External Quality Review Organization (EQRO) may conduct a study to validate the Contractor’s reported rates.

The following table identifies the Minimum Performance Standards, Goals and Benchmarks for each indicator:

Performance Indicator	CYE 04 Minimum Performance Standard	CYE 04 Goal	Benchmark * (Healthy People Goals)	Reporting Frequency
Immunization of two-year-olds 3 antigen series (4:3:1)	78%	82%	90%	Odd years
Immunization of two-year-olds 5 antigen series (4:3:1:2:3)	67%	73%	90%	Odd years
Immunizations of two-year-olds				Odd years
DtaP 4 doses	82%	85%	90%	Odd years
Polio 3 doses	88%	90%	90%	Odd years
MMR - 1 dose	88%	90%	90%	Odd years
Hib 2 doses	85%	90%	90%	Odd years
HBV 3 doses	81%	87%	90%	Odd years
Varicella 1 dose	73%	80%	90%	Odd years
Dental visits	45%	55%	56%	Odd years
Well-child Visits 15 Months	58%	64%	90%	Odd years
Well-child Visits 3-6 Years	48%	64%	80%	Odd years
EPSDT Participation	58%	80%	80%	Annually
Children’s Access to PCP’s	77%	80%	97%	Annually
Cervical Cancer Screening (3-yr period)	57%	60%	90%	Even years
Breast Cancer Screening	55%	60%	70%	Even years
Adolescent Well-care Visits	48%	49%	50%	Odd years
Adult Ambulatory/Preventive Care	78%	80%	96%	Annually
Timeliness of Prenatal Care	59%	65%	90%	Even years

*Benchmarks for each performance indicator are based on Healthy People 2000 or 2010 goals for health promotion and disease prevention, as determined by the U.S. Department of Health and Human Services.

Contractors shall implement an ongoing quality assessment and performance improvement programs for the services it furnishes to members.  Basic elements of the Contractor quality assessment and performance improvement programs, at a minimum, shall comply with the following requirements:

Quality Assessment Program

The Contractor shall have an ongoing quality assessment program for the services it furnishes to members that includes the following:

1.             The program shall be designed to achieve, through ongoing measurements and intervention, significant improvement, sustained over time, in clinical care and non-clinical care areas that are expected to have a favorable effect on health outcomes and member satisfaction.
2.                Annually, the Contractor shall:
                a.  If required, measure and report to the State its performance, using standard measures required by the
                     State, or
                b.  Submit to the State, data specified by the State, that enables the State to measure the Contractor’s performance; or
                c.  Perform a combination of the activities.
3.             The Contractor shall have in effect mechanisms to detect both underutilization and overutilization of services.
4.             The Contractor shall have in effect mechanisms to assess the quality and appropriateness of care furnished to members with special health care needs.

Performance Improvement Program

The Contractor shall have an ongoing program of performance improvement projects that focus on clinical and non-clinical areas, and that involve the following:
1.                Measurement of performance using objective quality indicators.
2.                Implementation of system interventions to achieve improvement in quality
3.                Evaluation of the effectiveness of the interventions.
4.             Planning and initiation of activities for increasing or sustaining improvement.

The Contractor shall report the status and results of each project to the AHCCCSA as requested.  Each performance improvement project must be completed in a reasonable time period so as to generally allow information on the success of performance improvement projects in the aggregate to produce new information on quality of care every year.

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

Page 1 of 1 with Attachment
1. AMENDMENT NUMBER: 05	2. CONTRACT NO.: YH04-0001-06	3. EFFECTIVE DATE OF MODIFICATION: October 1, 2003	4. PROGRAM: DHCM-Acute
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: Phoenix Health Plan/Community Connection 1209 South 7th Avenue Phoenix, Arizona 85007
6. PURPOSE: To revise capitation rates contained in Section B.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

A.  The rates contained in the existing Section B are deleted and replaced with the attached revised capitation rates.  The purpose of this amendment is to adjust the TANF/KC and SSI prospective rates.  It is the opinion of Mercer and AHCCCS that the net capitation rates should not have included the reinsurance adjustment stated in the Final Awarded Rate sheet.  This adjustment was explained in a memo to the CFO’s on September 22, 2003.  These rates have been adjusted and are reflected in the attached document.

    NOTE:  Please sign, date and return one original to:          Michael Veit, Contracts & Purchasing Administrator
                                                                                               AHCCCS Contracts and Purchasing
                                                                                               701 E Jefferson Street, MD5700
                                                                                               Phoenix, AZ  85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. NAME OF CONTRACTOR: Phoenix Health Plan/Community Connection		10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/ Nancy Novick NANCY NOVICK CHIEF EXECUTIVE OFFICER		SIGNATURE: /s/ Michael Veit MICHAEL VEIT CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 9/25/03		DATE: SEPTEMBER 22, 2003

Final Awarded Rate – CYE04 Phoenix Health Plan: GSA 8 (Effective 10/01/03)
PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$362.11	$89.55	$156.04	$107.93	$307.78	$230.10	$463.50	$14.38	$5,617.75	$740.35	$531.41	$387.36	$1,521.38	$738.34	$9,108.27
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	0.00%	-0.73%	0.00%	2.77%	2.77%	2.65%	2.65%	1.39%
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-4.41%	0.00%	-5.09%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	-0.02%	-0.09%	0.00%	-0.06%	-0.06%	-0.06%	-0.06%	-0.23%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	0.00%	0.04%	0.00%	-0.38%	-0.38%	-0.49%	-0.49%	-0.49%
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%	2.02%	1.24%	2.04%	4.41%	-0.20%	4.17%	-1.13%	2.72%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$373.88	$93.85	$164.01	$113.84	$322.45	$239.24	$484.80	$14.67	$5,687.46	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58
Impact of Electing the $50k Reinsurance Deductible [3]	6.08%	0.55%	1.31%	1.40%	0.87%	0.20%	3.47%	0.00%	-0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$396.60	$94.36	$166.15	$115.43	$325.24	$239.73	$501.61	$14.67	$5,670.30	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58

PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1 13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	$714.74	$37.84	$143.67	$116.05	$269.14	$37.03	$82.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Adjustment Impacting Base PMPM [2]	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Impact of Electing the $50k Reinsurance Deductible	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.
2. The adjustment is multiplicative, not additive.

3.  The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$362.11	$89.55	$156.04	$107.93	$307.78	$230.10	$463.50	$14.38	$5,617.75	$740.35	$531.41	$387.36	$1,521.38	$738.34	$9,108.27
Outpatient & Emergency Room Adjustment	$5.29	$2.49	$5.03	$4.00	$9.68	$4.61	$13.60	$0.00	($40.74)	$0.00	$14.71	$10.72	$40.31	$19.56	$126.36
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	($17.56)	$0.00	($38.56)	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.38)	($0.02)	($0.08)	($0.04)	($0.15)	($0.04)	($0.19)	($0.00)	($5.29)	$0.00	($0.31)	($0.21)	($0.91)	($0.42)	($21.01)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($0.62)	($0.06)	($0.26)	($0.34)	($1.31)	($0.21)	($1.81)	$0.00	$1.99	$0.00	($2.07)	($1.45)	($7.65)	($3.52)	($45.15)
Premium Tax Implementation Adjustment	$7.48	$1.88	$3.28	$2.28	$6.45	$4.78	$9.70	$0.29	$113.75	$15.11	$11.10	$7.73	$31.70	$14.60	$187.11
Total Adjustment Impacting Base PMPM	$11.77	$4.30	$7.97	$5.91	$14.67	$9.14	$21.30	$0.29	$69.71	$15.11	$23.42	($0.77)	$63.45	($8.34)	$247.32
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$373.88	$93.85	$164.01	$113.84	$322.45	$239.24	$484.80	$14.67	$5,687.46	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58
Impact of Electing the $50k Reinsurance Deductible [2]	$22.72	$0.52	$2.14	$1.59	$2.79	$0.49	$16.81	$0.00	($17.16)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$396.60	$94.36	$166.15	$115.43	$325.24	$239.73	$501.61	$14.67	$5,670.30	$755.46	$554.83	$386.59	$1,584.83	$730.00	$9,355.58

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1 13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1 13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	$714.74	$37.84	$143.67	$116.05	$269.14	$37.03	$82.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Outpatient & Emergency Room Adjustment	$10.44	$1.05	$4.63	$4.30	$8.46	$0.74	$2.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.75)	($0.01)	($0.07)	($0.04)	($0.13)	($0.01)	($0.03)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($1.23)	($0.02)	($0.24)	($0.36)	($1.15)	($0.03)	($0.32)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Premium Tax Implementation Adjustment	$14.76	$0.79	$3.02	$2.45	$5.64	$0.77	$1.72	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Adjustment Impacting Base PMPM	$23.23	$1.82	$7.33	$6.35	$12.83	$1.47	$3.78	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Impact of Electing the $50k Reinsurance Deductible	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$737.97	$39.66	$151.00	$122.40	$281.97	$38.50	$86.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Final Awarded Rate – CYE04 Phoenix Health Plan: GSA 12 (Effective 10/01/03)
PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$352.43	$88.86	$151.56	$108.07	$318.52	$222.78	$454.21	$15.46	$5,599.72	$740.35	$516.02	$405.62	$1,509.89	$742.57	$9,000.32
Outpatient & Emergency Room Adjustment	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%	0.00%	-0.73%	0.00%	2.77%	2.77%	2.65%	2.65%	1.39%
Cost Sharing Proposal Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	-4.41%	0.00%	-5.09%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%	-0.02%	-0.09%	0.00%	-0.06%	-0.06%	-0.06%	-0.06%	-0.23%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%	0.00%	0.04%	0.00%	-0.38%	-0.38%	-0.49%	-0.49%	-0.49%
Premium Tax Implementation Adjustment	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%	2.02%	1.24%	2.04%	4.41%	-0.20%	4.17%	-1.13%	2.72%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$363.88	$93.13	$159.30	$113.99	$333.70	$231.63	$475.09	$15.77	$5,669.20	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71
Impact of Electing the $50k Reinsurance Deductible [3]	6.14%	0.54%	1.32%	1.36%	0.82%	0.21%	3.47%	0.00%	-0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$386.23	$93.63	$161.40	$115.54	$336.43	$232.11	$491.59	$15.77	$5,652.38	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71

PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1-13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1-13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,158.74	$37.84	$149.42	$120.69	$279.90	$29.06	$77.68
Outpatient & Emergency Room Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.46%	2.79%	3.22%	3.71%	3.14%	2.00%	2.94%
Cost Sharing Proposal Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-0.10%	-0.02%	-0.05%	-0.03%	-0.05%	-0.02%	-0.04%
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	-0.17%	-0.06%	-0.16%	-0.30%	-0.41%	-0.09%	-0.38%
Premium Tax Implementation Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Total Adjustment Impacting Base PMPM [2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.25%	4.80%	5.11%	5.47%	4.77%	3.97%	4.60%
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
Impact of Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.
2. The adjustment is multiplicative, not additive.

3.  The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	TANF & KC <1 M&F	TANF & KC 1-13 M&F	TANF & KC 14 - 44 F [1]	TANF & KC 14 - 44 M [1]	TANF 45+ M&F	SSI w/ Medicare	SSI w/o Medicare	Extended Family Planning Services	Maternity Delivery Payment	AIDS / HIV Supplemental Payment	Non-MED Prior Period Coverage	Non-MED Prospective	MED Prior Period Coverage	MED Prospective	MED Hospitalized Supplemental
Originally Awarded PMPM	$352.43	$88.86	$151.56	$108.07	$318.52	$222.78	$454.21	$15.46	$5,599.72	$740.35	$516.02	$405.62	$1,509.89	$742.57	$9,000.32
Outpatient & Emergency Room Adjustment	$5.15	$2.48	$4.88	$4.01	$10.01	$4.47	$13.33	$0.00	($40.61)	$0.00	$14.28	$11.23	$40.00	$19.67	$124.86
Cost Sharing Proposal Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	($18.39)	$0.00	($38.78)	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	($0.37)	($0.02)	($0.07)	($0.04)	($0.15)	($0.04)	($0.18)	($0.00)	($5.27)	$0.00	($0.30)	($0.22)	($0.90)	($0.42)	($20.76)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	($0.61)	($0.06)	($0.26)	($0.34)	($1.36)	($0.21)	($1.77)	$0.00	$1.98	$0.00	($2.01)	($1.51)	($7.59)	($3.54)	($44.61)
Premium Tax Implementation Adjustment	$7.28	$1.86	$3.19	$2.28	$6.67	$4.63	$9.50	$0.32	$113.38	$15.11	$10.78	$8.10	$31.46	$14.68	$184.89
Total Adjustment Impacting Base PMPM	$11.45	$4.27	$7.74	$5.92	$15.18	$8.85	$20.88	$0.31	$69.48	$15.11	$22.74	($0.81)	$62.97	($8.38)	$244.39
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	$363.88	$93.13	$159.30	$113.99	$333.70	$231.63	$475.09	$15.77	$5,669.20	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71
Impact of Electing the $50k Reinsurance Deductible [2]	$22.34	$0.51	$2.10	$1.55	$2.74	$0.48	$16.50	$0.00	($16.83)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	$386.23	$93.63	$161.40	$115.54	$336.43	$232.11	$491.59	$15.77	$5,652.38	$755.46	$538.76	$404.81	$1,572.86	$734.18	$9,244.71

PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS
PMPMs & PROGRAMMATIC ADJUSTMENTS	PPC Rural TANF & KC <1 M&F	PPC Rural TANF & KC 1 13 M&F	PPC Rural TANF & KC 14 - 44 F [1]	PPC Rural TANF & KC 14 - 44 M [1]	PPC Rural TANF 45+ M&F	PPC Rural SSI w/ Medicare	PPC Rural SSI w/o Medicare	PPC Urban TANF & KC <1 M&F	PPC Urban TANF & KC 1 13 M&F	PPC Urban TANF & KC 14 - 44 F [1]	PPC Urban TANF & KC 14 - 44 M [1]	PPC Urban TANF 45+ M&F	PPC Urban SSI w/ Medicare	PPC Urban SSI w/o Medicare
Originally Awarded PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,158.74	$37.84	$149.42	$120.69	$279.90	$29.06	$77.68
Outpatient & Emergency Room Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$16.93	$1.05	$4.81	$4.48	$8.80	$0.58	$2.28
Cost Sharing Proposal Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Reinsurance Incorporating Catastrophic and Transplant Data Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Hospital Inpatient DRI Trend Update Adjustment - (4.0% estimate changed to 3.8% actual)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	($1.21)	($0.01)	($0.07)	($0.04)	($0.13)	($0.01)	($0.03)
Fee-for-Service Schedule Change (Referral Physician and Lab & X-Ray COS)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	($1.99)	($0.02)	($0.25)	($0.37)	($1.19)	($0.03)	($0.30)
Premium Tax Implementation Adjustment	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$23.93	$0.79	$3.14	$2.55	$5.86	$0.60	$1.63
Total Adjustment Impacting Base PMPM	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$37.66	$1.82	$7.63	$6.61	$13.34	$1.15	$3.57
Adjusted Awarded PMPM for Plans Electing the $20k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
Impact of Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Adjusted Awarded PMPM for Plans Electing the $50k Reinsurance Deductible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$1,196.40	$39.66	$157.05	$127.30	$293.24	$30.21	$81.25
1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

2.  The Maternity Delivery Payment does not have a reinsurance component built directly into the rate. However, it is indirectly affected by choosing a different deductible level because the TANF 14-44 female rate is applied as an 8-month offset to the Maternity Delivery Payment, and the female rate is directly affected by a new reinsurance election.